Exhibit 10.12

                FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT

      THIS FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 8th day of April, 2005, by and among ARGAN, INC. (formerly Puroflow Incorporated)("Argan"), a corporation organized and in good standing under the laws of the State of Delaware, SOUTHERN MARYLAND CABLE, INC. ("SMC"), a corporation organized and in good standing under the laws of the State of Delaware, and VITARICH LABORATORIES, INC. ("Vitarich"), a corporation organized and in good standing under the laws of the State of Delaware, jointly and severally (each a "Borrower"; and collectively, the "Borrowers") and BANK OF AMERICA, N.A., a national banking association, its successors and assigns (the "Lender").

                                    RECITALS

      A. The Borrowers and the Lender are parties to a Financing and Security Agreement dated as of August 19, 2003 (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Financing Agreement").

      B. The Financing Agreement provides for some of the agreements between the Borrowers and the Lender with respect to the Loans (as defined in the Financing Agreement), including a revolving credit facility in the current maximum amount not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000) and a term loan facility (the "Term Loan") in an amount not to exceed One Million Two Hundred Thousand Dollars ($1,200,000).

      C. The Borrowers have requested that the Lender amend the Financing Agreement and the Lender has agreed to do so, on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrowers and the Lender agree as follows:

      1. Recitals. The Borrowers and the Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

      2. Representations and Warranties. The Borrowers represent and warrant to the Lender as follows:

      (a) Each Borrower is a corporation duly organized, validly existing and in good standing under the laws of their respective state of incorporation set forth above and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;
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      (b) Each Borrower has the power and authority to execute and deliver this
Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

      (c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of each Borrower, enforceable in accordance with its terms;

      (d) All of Borrowers' representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of Borrowers' execution of this Agreement; and

      (e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lender.

      3. Revised Terms. The following definitions in Section 1.1 of the Financing Agreement are amended and restated in their entirety as follows:

            "Fixed Charges" means as to the Borrowers and their Subsidiaries for any period of determination, the sum of all scheduled interest expense, all principal payments and all Capital Leases of the Borrowers and their Subsidiaries made during the twelve (12) months preceding the date such covenant is being tested, all in accordance with GAAP.

            "Revolving Credit Expiration Date" means May 31, 2006.

      4. Revolving Credit Facility. Section 2.1.1 of the Financing Agreement is hereby amended and restated in its entirety as follows:

            2.1.1 Revolving Credit Facility.

            Subject to and upon the provisions of this Agreement, the Lender establishes a revolving credit facility in favor of the Borrowers. The aggregate of all advances under the Revolving Credit Facility is sometimes referred to in this Agreement as the "Revolving Loan".

            The principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) is the "Revolving Credit Committed Amount".

            During the Revolving Credit Commitment Period, any or all of the Borrowers may request advances under the Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to any Borrower's request the aggregate outstanding principal balance of the Revolving Loan would not exceed the lesser of (a) the Revolving Credit Committed Amount or (b) the then most current Borrowing Base.

            Unless sooner paid, the unpaid Revolving Loan, together with interest accrued and unpaid thereon, and all other Obligations shall be due and payable in full on the Revolving Credit Expiration Date.

      5. Cash Collateral Covenants. The Lender hereby releases its lien on that certain $300,000 certificate of deposit previously pledged by the Borrowers to the Lender as collateral security for the Borrower's obligations under the Term Loan.

      6. Financial Covenants. The Borrower is not in compliance with the financial covenants set forth in Section 6.1.14 of the Financing Agreement for the period ending January 31, 2005. The Lender hereby waives Borrower's compliance with the financial covenants for both the period ending January 31, 2005 and April 30, 2005. Lender's agreement to waive the provisions of Section
6.1.14 for the periods ending January 31, 2005 and April 30, 2005 shall not obligate the Lender to waive compliance with this Section for any future periods.

      7. Fee. In consideration of the Lender's modifications described above, the Borrowers shall pay to the Lender upon the date of this Agreement, a nonrefundable fee, in the amount of Ten Thousand Dollars ($10,000). The fee is considered earned when paid and is not refundable.

      8. Conditions Precedent. The agreements of the Lender under this Agreement are subject to the following conditions precedent:

            (a) A Second Amended and Restated Revolving Credit Note (the "Replacement Revolving Note") issued and delivered by the Borrowers in the form of EXHIBIT A attached hereto and incorporated herein by reference, payable to the order of the Lender in the maximum principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000);

            (b) Payment of the fees described in Paragraph 7 of this Agreement, together with commissions, costs, charges, taxes and other expenses incurred by the Lender and its counsel in connection with this Agreement, including, but not limited to reasonable fees and expenses of the Lender's counsel and all recording fees, taxes and charges; and

            (c) Such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary.

      9. Replacement Revolving Note. The Borrowers shall execute and deliver to the Lender on the date hereof the Replacement Revolving Note in substitution for and not satisfaction of, the issued and outstanding Revolving Credit Note, and the Replacement Revolving Note shall be the "Revolving Credit Note" for all purposes of the Financing Documents. The Note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the Borrowers after the execution and delivery of the Replacement Revolving Note.

      10. Ratification; Novation. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

      11. Good Faith. Each Borrower acknowledges and warrants that the Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Borrowers in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Borrowers hereby waiving and releasing any claims to the contrary.

      12. Counterparts. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that the Lender may rely on a telecopy of any signature of a Borrower. The Lender agrees that the Borrowers may rely on a telecopy of this Agreement executed by the Lender.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:                  ARGAN, INC.

_________________________           By:  /s/ Arthur Trudel         SEAL)
                                       ---------------------------
                                       Name: Arthur Trudel
                                       Title: Vice President

WITNESS OR ATTEST:                  SOUTHERN MARYLAND CABLE, INC.

_________________________           By:  /s/ Arthur Trudel         (SEAL)
                                       ---------------------------
                                       Name: Arthur Trudel
                                       Title: Vice President

WITNESS OR ATTEST:                  VITARICH LABORATORIES, INC.

_________________________           By:  /s/ Arthur Trudel         (SEAL)
                                       ---------------------------
                                       Name: Arthur Trudel
                                       Title: Vice President

WITNESS:                            BANK OF AMERICA, N.A.

_________________________           By:  /s/  Jeffrey Patch       (SEAL)
                                       ---------------------------
                                       Name: Jeffrey Patch
                                     Title: